Exhibit 99.2

                            Certification Pursuant to
                             18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

      In connection with the Annual Report of CIT Group Inc. ("CIT") on Form 10-K for the year ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joseph M. Leone, the Chief Financial Officer of CIT, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that;

      (i) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

      (ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of CIT.

                                              /s/ Joseph M. Leone
                                              --------------------------------
                                              Joseph M. Leone
                                              Chief Executive Officer
                                              CIT Group Inc.

                                              Dated: December 23, 2002

                                 CIT GROUP INC.
                          1211 Avenue of the Americas
                            New York, New York 10036

                                                               December 23, 2002

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C. 20549

Re: Annual Report on Form 10-K

Gentlemen and Ladies:

      We are transmitting for filing pursuant to Item 101(a)(iii) of Regulation S-T, our Annual Report on Form 10-K which contains CIT Group Inc.'s Consolidated Financial Statements at September 30, 2002 and 2001 and for the year ended September 30, 2002, the period June 2, 2001 through September 30, 2001, the period January 1, 2001 through June 1, 2001 and the year ended December 31, 2000.

                                                  Very truly yours,

                                                  ----------------------------
                                                  Joseph M. Leone
                                                  Chief Financial Officer